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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF
                                      1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 6,  1996


                                POLK AUDIO, INC.
              (Exact name of Registrant as Specified in Charter)


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
              MARYLAND                                    000-14729                        52-0954180
(state or Other Jurisdiction of Incorporation)    (Commission File Number)   (IRS Employer Identification No.)
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            5601 Metro Drive, Baltimore, Maryland            21215
          (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code (410) 358-3600


         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

Effective June 6, 1996, the common stock of Polk Audio, Inc. began trading on the American Stock Exchange under the ticker symbol PKA. The company was formerly traded on the Nasdaq National Market

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial Statements and Pro Forma Information.  Not applicable.

(c) Exhibits. The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

              (1)  Polk Audio, Inc. Press Release dated June 6, 1996.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        Polk Audio, Inc.


                                        By: /s/ George M. Klopfer
                                        ---------------------------
                                        George M. Klopfer
                                        Chief Executive Officer


Date: June 14, 1996




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                                 EXHIBIT INDEX

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Exhibit            Description                                                  Page No.
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99(c)(1)           Press Release of Polk Audio, Inc. dated June 6, 1996            5
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